Filed pursuant to 497(k)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Veritas Global Real Return Fund

(formerly AMG Managers Brandywine Blue Fund)

Supplement dated May 18, 2021 to the Summary Prospectus,

dated February 1, 2021, as supplemented March 19, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Veritas Global Real Return Fund (formerly AMG Managers Brandywine Blue Fund) (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated and supplemented as noted above.

At a combined special meeting held on May 18, 2021, shareholders of the Fund approved (i) a new subadvisory agreement between AMG Funds LLC and Veritas Asset Management LLP with respect to the Fund; (ii) a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified”; and (iii) a modified “manager-of-managers” structure for the Fund. The new subadvisory agreement took effect on May 18, 2021.

Effective immediately after the close of business on May 18, 2021, the Summary Prospectus is amended as follows:

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee	0.88%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.29%
Total Annual Fund Operating Expenses	1.17%
Fee Waiver and Expense Reimbursements[1]	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.16%

1 AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least February 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.11% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense

Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through February 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$118	$370	$642	$1,419

The following is added as the last sentence of the fifth paragraph of the section titled “Principal Investment Strategies” on page 1:

The Fund is non-diversified.

The section titled “Principal Risks” beginning on page 1 is revised to add the following as a principal risk of the Fund:

Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940Act”), the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.

Also with respect to the section titled “Principal Risks” beginning on page 1, the principal risks shall appear in the following order: Market Risk; Management Risk; Foreign Investment Risk; Focused Investment Risk; Leverage Risk; Credit and Counterparty Risk; Currency Risk; Derivatives Risk; Emerging Markets Risk; Exchange-Traded Fund Risk; High Cash Balance Risk; High Portfolio Turnover Risk; Large-Capitalization Stock Risk; Liquidity Risk; Mid-Capitalization Stock Risk; Non-Diversified Fund Risk; Political Risk; Small-Capitalization Stock Risk; Valuation Risk; and Value Stock Risk.

The section titled “Portfolio Management – Subadviser” on page 3 is deleted and replaced with the following:

Subadviser

Veritas Asset Management LLP

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE